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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                          Date of Report: July 30, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                     56-0367025
       --------------                                     ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.          27408
--------------------------------------------------          -----
(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1 Statements made by officials of Cone Mills Corporation on July 30, 2003.



Item 9.  Regulation FD Disclosure

On July 30, 2003, the chief executive officer and the chief financial officer of Cone Mills Corporation made statements during Cone's quarterly conference call that are attached hereto as Exhibit 99.1 and hereby incorporated by reference.

This Form 8-K and the statements attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. All information being furnished to the Securities and Exchange Commission shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

99.1 Statements made by officials of Cone Mills Corporation on July 30, 2003.

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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONE MILLS CORPORATION
                                  (Registrant)




Date:    July 30, 2003            /s/Neil W. Koonce
                                  Neil W. Koonce
                                  Vice President, General Counsel and
                                  Secretary

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Exhibit
  No.   Description

 99.1   Statements made by officials of Cone Mills Corporation on July 30, 2003.